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                                                                       EXHIBIT 8

          THE FOLLOWING TABLE SETS FORTH OUR PRINCIPAL GROUP COMPANIES:
   UNLESS OTHERWISE STATED OUR PARTICIPATING INTEREST IS 100%, OR ALMOST 100%

              COMPANIES TREATED AS PART OF THE INSURANCE OPERATIONS

THE NETHERLANDS
ING Verzekeringen N.V.                                                                The Hague
ING Vastgoed Belegging B.V.                                                           The Hague
N.V. Nationale Borg-Maatschappij                                                      Amsterdam
Nationale-Nederlanden Levensverzekering Maatschappij N.V.                             Rotterdam
Nationale-Nederlanden Schadeverzekering Maatschappij N.V.                             The Hague
Nationale-Nederlanden Zorgverzekering N.V.                                            The Hague
Parcom Ventures B.V.                                                                  Utrecht
Postbank Levensverzekering N.V.                                                       The Hague
Postbank Schadeverzekering N.V.                                                       The Hague
RVS Levensverzekering N.V.                                                            Rotterdam
RVS Schadeverzekering N.V.                                                            Ede
Movir N.V.                                                                            Nieuwegein

BELGIUM
ING Insurance N.V.                                                                    Antwerp

REST OF EUROPE
Nationale-Nederlanden Poist'ovna A.S.                                                 Bratislava, Slovakia
Nationale-Nederlanden Life Insurance Company Poland                                   Warsaw, Poland
NN Pension Fund Poland                                                                Warsaw, Poland
ING Nederlanden Asigurari de Viata S.A.                                               Bucharest, Romania
NN Life Insurance Company S.A.                                                        Athens, Greece
NN Greek General Insurance Company S.A.                                               Athens, Greece
ING Magyarorszagi Biztosito Rt.                                                       Budapest, Hungary
NN Vida, Compania de Seguros y Reasuguros S.A.                                        Madrid, Spain
NN Generales Compania de Seguros y Reasuguros S.A.                                    Madrid, Spain

NORTH AMERICA
Belair Insurance Company Inc.                                                         Montreal, Quebec, Canada
ING Insurance Company of Canada                                                       Toronto, Ontario, Canada
ING Novex Insurance Company of Canada                                                 Toronto, Ontario, Canada
ING Western Union Insurance Company                                                   Calgary, Alberta, Canada
The Nordic Insurance Company of Canada                                                Toronto, Ontario, Canada
Equitable of Iowa Life Insurance Company                                              Des Moines, Iowa, U.S.A.
Golden American Life Insurance Company                                                Wilmington, Delaware, U.S.A.
ING America Insurance Holdings, Inc.                                                  Wilmington, Delaware, U.S.A.
ING International Insurance Holdings, Inc.                                            Hartford, Connecticut, U.S.A.
ING Life Insurance and Annuity Company                                                Hartford, Connecticut, U.S.A.
ING North America Insurance Corporation                                               Atlanta, Georgia, U.S.A.
Life Insurance Company of Georgia                                                     Atlanta, Georgia, U.S.A.
Lion Connecticut Holdings Inc.                                                        Hartford, Connecticut, U.S.A.
ReliaStar Life Insurance Company                                                      Minneapolis, Minnesota, U.S.A
ReliaStar Life Insurance Company of New York                                          Woodbury, New York, U.S.A
Security Life of Denver Insurance Company                                             Denver, Colorado, U.S.A.
Southland Life Insurance Company                                                      Atlanta, Georgia, U.S.A.
United Life & Annuity Insurance Company                                               Des Moines, Iowa, U.S.A.
USG Annuity & Life Company                                                            Oklahoma City, Oklahoma, U.S.A.

LATIN AMERICA
GBM Atlantico                                                                         Mexico City, Mexico
ING Seguros, S.A. de C.V.                                                             Mexico City, Mexico
Pensiones Bital, S.A.                                                                 Mexico City, Mexico
ING Seguros de Vida S.A.                                                              Santiago, Chile

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
ASIA
ING Life Insurance Company Ltd.                                                       Tokyo, Japan
ING Life Insurance Company, Korea, Ltd. (80%)                                         Seoul, South Korea
ING Antai Life Insurance Company                                                      Taipei, Taiwan
ING Life Insurance Malaysia                                                           Kuala Lumpur, Malaysia

AUSTRALIA
ING Australia Limited*                                                                Sydney, Australia
ING Australia Pty. Ltd.                                                               Sydney, Australia

REINSURANCE COMPANIES
ING Re (Netherlands) N.V.                                                             The Hague, the Netherlands


BRANCHES
In addition, ING Insurance and its subsidiaries have offices in Brazil, China, Czech Republic, India and Luxembourg

* including ANZ (51%)

               COMPANIES TREATED AS PART OF THE BANKING OPERATIONS

THE NETHERLANDS
ING Bank N.V.                                                                         Amsterdam
Bank Mendes Gans N.V. (97.79%)                                                        Amsterdam
CenE Bankiers N.V.                                                                    Utrecht
ING Car Lease Nederland B.V.                                                          's-Hertogenbosch
ING Bank Corporate Investments B.V.                                                   Amsterdam
ING Trust (Nederland) B.V.                                                            Amsterdam
ING Vastgoed B B.V.                                                                   The Hague
ING Vastgoed Ontwikkeling B.V.                                                        The Hague
InterAdvies N.V.                                                                      Amsterdam
Nationale-Nederlanden Financiele Diensten B.V.                                        Amsterdam
N.V. Nationale Volksbank (NVB)                                                        Amsterdam
NMB-Heller Holding N.V. (50%)*                                                        Amsterdam
Postbank N.V.                                                                         Amsterdam
Postbank Groen N.V.                                                                   Amsterdam
Postkantoren B.V. (50%)                                                               Groningen
Stichting Regio Bank                                                                  Amsterdam
Wijkertunnel Beheer II B.V.                                                           Amsterdam

BELGIUM
ING Belgie N.V.                                                                       Brussels

REST OF EUROPE
Bank Slaski S.A. (87.8%)                                                              Katowice, Poland
Baring Asset Management Holdings Ltd.                                                 London, United Kingdom
ING BHF-BANK A.G.                                                                     Frankfurt, Germany
Allgemeine Deutsche Direktbank                                                        Frankfurt, Germany

NORTH AMERICA
Furman Selz Holding LLC                                                               New York, NY, U.S.A.
ING Financial Holdings Corporation                                                    New York, NY, U.S.A.
ING Bank of Canada                                                                    Toronto, Ontario, Canada

LATIN AMERICA
ING Sociedad De Bolsa (Argentina) S.A.                                                Buenos Aires, Argentina
ING Trust (Antilles) N.V.                                                             Curacao, Netherlands Antilles
Middenbank Curacao N.V.                                                               Curacao, Netherlands Antilles

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
AUSTRALIA
ING Bank (Australia) Ltd.                                                             Sydney, Australia

ASIA
ING Baring Securities (Japan) Ltd.                                                    Tokyo, Japan
ING Capital Markets (Hong Kong) Ltd.                                                  Hong Kong, China
ING Futures & Options (Hong Kong) Ltd.                                                Hong Kong, China
ING Merchant Bank (Singapore) Ltd.                                                    Singapore, Singapore
ING Vysya Bank Ltd. (44%)                                                             Bangalore, India

OTHER
ING Direct N.V.                                                                       Canada, Germany, Spain, Australia,
                                                                                      France, USA, Italy, UK

BRANCHES
ING Bank N.V. has offices in most of the major financial centres, including London, Frankfurt, Hong Kong and Tokyo. In addition, ING Bank and/or ING Belgie N.V. have offices in Asuncion, Bangkok, Bratislava, Bucharest, Buenos Aires, Curacao, Dublin, Havana, Istanbul, Lima, Madrid, Manila, Milan, Paris, Prague, Sao Paulo, Seoul, Shanghai, Singapore, Sofia, Taipei and Vienna among others.

* Proportionally consolidated